Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 20-F for the fiscal year ended December 31, 2003 (the “Report”) of NovAtel Inc., I, Werner Gartner, Executive Vice President and Chief Financial Officer, of NovAtel Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in such Report fairly represents, in all material respects, the financial condition and results of operations of NovAtel Inc.

May 26, 2004	/s/ WERNER GARTNER
Date	Werner Gartner
Executive Vice President and Chief Financial Officer